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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
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                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) October 2, 1995

                                SUPERVALU INC.
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            (Exact name of registrant as specified in its charter)

          Delaware                        1-5418                 41-0617000
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(State or other jurisdiction           (Commission           (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)

        11840 Valley View Road
        Eden Prairie, Minnesota                                55344
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 (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code (612) 828-4000
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         (Former name or former address, if changed since last report)

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Item 5.    Other Events.
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          On October 2, 1995, the Registrant entered into a Distribution
Agreement dated October 2, 1995 between the Registrant and Goldman, Sachs & Co., BT Securities Corporation, Citicorp Securities, Inc. and J.P. Morgan Securities Inc. pursuant to which the Registrant may offer from time to time its Medium-Term Notes, Series B (the "Notes") at an aggregate initial offering price not to exceed $400,000,000.

          The Notes are the subject of a Registration Statement on Form S-3 (File No. 33-56415) filed by the Registrant with the Securities and Exchange Commission.



Item 7.    Financial Statements and Exhibits.
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          (c)  Exhibits.

          1.1 Distribution Agreement dated October 2, 1995 between the Registrant and Goldman, Sachs & Co., BT Securities Corporation, Citicorp Securities, Inc. and J.P. Morgan Securities Inc., including the form of Terms Agreement, relating to the Registrant's Medium-Term Notes, Series B (the "Notes").

          4.1 Third Supplemental Indenture dated as of September 1, 1995 between the Registrant and Bankers Trust Company, as Trustee, to Indenture dated as of July 1, 1987 between the Registrant and Bankers Trust Company, as Trustee.

          4.2 Officers' Certificate and Authentication Order dated October 2, 1995 relating to the Notes, including the forms of Notes.

          10.1 Credit Agreement dated as of May 26, 1995 among the Company, the Banks named therein and Citibank, N.A., as Agent.

          12.1  Ratio of Earnings to Fixed Charges.

          99.1  Press Release of the Registrant dated September 21, 1995.

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 2, 1995

                                    SUPERVALU INC.


                                    By:  /s/ Kim M. Erickson
                                         ---------------------------
                                         Kim M. Erickson
                                         Vice President and Treasurer

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                                 EXHIBIT INDEX


1.1 Distribution Agreement dated October 2, 1995 between the Registrant and Goldman, Sachs & Co., BT Securities Corporation, Citicorp Securities, Inc. and J.P. Morgan Securities Inc., including the form of Terms Agreement, relating to the Registrant's Medium-Term Notes, Series B (the "Notes").

4.1 Third Supplemental Indenture dated as of September 1, 1995 between the Registrant and Bankers Trust Company, as Trustee, to Indenture dated as of July 1, 1987 between the Registrant and Bankers Trust Company, as Trustee.

4.2 Officers' Certificate and Authentication Order dated October 2, 1995 relating to the Notes, including the forms of Notes.

10.1 Credit Agreement dated as of May 26, 1995 among the Company, the Banks named therein and Citibank, N.A., as Agent.

12.1  Ratio of Earnings to Fixed Charges.

99.1  Press Release of the Registrant dated September 21, 1995.

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